CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM                   Copy No. __________
ACCREDITED INVESTORS ONLY
Dated _________, 2007

                            ALANCO TECHNOLOGIES, INC.

                    A Private Offering of Units Consisting of
                                  Common Stock
                       and Common Stock Purchase Warrants
                                ----------------

            Each Unit Consists of five (5) Class A Common Shares and
              two (2) Warrants to Purchase one Class A Common Share
            Exercisable at $3.00 per Common Share until July 31, 2010
                                ----------------

                         Maximum Offering: 200,000 Units
                        Offering Price: $______ per Unit
                        Minimum Investment: 50,000 Units

Alanco Technologies, Inc. (the "Company" or "Alanco" or "We") (NASDAQ: ALAN) was incorporated in 1969 under the laws of the State of Arizona and is a provider of advanced information technology solutions with the Company's operations diversified into three reporting business segments including: (i) design, production, marketing and distribution of wireless tracking and subscription information technology for the refrigerated transportation industry (ii) design, production, marketing and distribution of RFID tracking technology for the corrections market, and (iii) manufacturing, marketing and distribution of data storage products.

This Private Placement Memorandum (the "Memorandum") is furnished by the Company to accredited investors in connection with the offering (the "Offering") of up to two hundred thousand (200,000) Units at a price of $_______ per Unit (the "Purchase Price"). Each Unit consists of five (5) shares of the Company's Class A Common Stock and two (2) three-year warrants to purchase one share of the Company's common stock at a per share price of $3.00 (the "Warrants"). The Company has agreed to register the shares of common stock issued initially as well as the shares of common stock issuable upon exercise of the Warrants, as described herein. The Company may hold multiple closings of sales of the Units at any time before the Termination Date. It is anticipated that officers and directors of the Company will primarily attempt to arrange for the sale of the Units. All proceeds of the Offering are anticipated to accrue directly to the Company. In the event any Broker is engaged to sell any of the Units, said Broker may be paid a commission by the Company of up to seven (7%) percent of the gross sales of Units by such broker. On July 16, 2007, the closing price of the Company's Common Stock as quoted on the Nasdaq Capital Market was $2.43 per share.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE, AND AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE UNITS.

THE COMPANY HAS AGREED TO REGISTER THE SHARES OF COMMON STOCK TO BE SOLD HEREUNDER AND WHICH ARE ISSUABLE UPON THE EXERCISE OF THE WARRANTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AS FURTHER DESCRIBED HEREIN. HOWEVER, THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR OTHER FEDERAL OR STATE AUTHORITY NOR HAVE THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING, THE UNITS OFFERED OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      PLEASE CAREFULLY READ THE FOLLOWING:
         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

         THE INFORMATION CONTAINED IN THIS MEMORANDUM IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND IS BEING SUBMITTED TO THE PROSPECTIVE INVESTORS IN THE UNITS SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS MEMORANDUM OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS MEMORANDUM FOR ANY PURPOSE OTHER THAN THEIR PERSONAL USE IN EVALUATING A POTENTIAL INVESTMENT IN THE UNITS.

         A PROSPECTIVE INVESTOR, BY ACCEPTING DELIVERY OF THIS MEMORANDUM, AGREES TO COMPLY WITH THE FOREGOING PARAGRAPH AND TO PROMPTLY RETURN TO THE COMPANY THIS MEMORANDUM AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED IF THE PROSPECTIVE INVESTOR ELECTS NOT TO PURCHASE ANY OF THE UNITS OFFERED HEREBY.

         THE DISTRIBUTION OF THE MEMORANDUM AND THE DISTRIBUTION OF THE UNITS IN CERTAIN JURISDICTIONS MAY BE RESTRICTED BY LAW. PERSONS IN POSSESSION OF THIS MEMORANDUM ARE REQUIRED TO INFORM THEMSELVES ABOUT AND TO OBSERVE ANY SUCH RESTRICTIONS. THIS MEMORANDUM DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR OR IN CONNECTION WITH, AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH DISTRIBUTION.

         THIS MEMORANDUM HAS BEEN PREPARED BY THE COMPANY ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF OFFERING THE UNITS DESCRIBED HEREIN. THIS MEMORANDUM DOES NOT CONSTITUTE, AND SHALL NOT BE CONSTRUED AS, ANY REPRESENTATION OR WARRANTY AS TO THE ADEQUACY OR ACCURACY OF THE INFORMATION SET FORTH HEREIN, AND NOTHING CONTAINED IN THIS MEMORANDUM IS, OR SHALL BE RELIED UPON AS, A PROMISE OR REPRESENTATION, WHETHER AS TO THE PAST OR FUTURE OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

         THIS MEMORANDUM CONTAINS SUMMARIES, BELIEVED BY THE COMPANY TO BE ACCURATE, OF THE UNITS AND OF CERTAIN DOCUMENTS RELATING TO THIS OFFERING OR TO THE COMPANY. REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE. COPIES OF THE DOCUMENTS REFERRED TO IN THIS MEMORANDUM ARE AVAILABLE UPON REQUEST OF THE COMPANY AT THE ADDRESS APPEARING HEREIN.

         CERTAIN OF THE INFORMATION CONTAINED HEREIN CONCERNING DEMOGRAPHIC AND ECONOMIC TRENDS AND PERFORMANCE IS BASED UPON OR DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. THE COMPANY BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. THE COMPANY CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED THE ASSUMPTIONS ON WHICH PROJECTIONS OF FUTURE TRENDS AND PERFORMANCE ARE BASED.

         NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION WITH RESPECT TO THE COMPANY OR THIS OFFERING OTHER THAN THAT WHICH IS CONTAINED IN THIS MEMORANDUM. ANY REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON. NO REPRESENTATION IS BEING MADE HEREBY WITH RESPECT TO THE ECONOMIC RETURN TO BE DERIVED BY AN INVESTOR.

TABLE OF CONTENTS

                               MEMORANDUM SUMMARY
USE OF PROCEEDS
CAPITALIZATION
THE COMPANY
RISK FACTORS
DESCRIPTION OF SECURITIES
RESTRICTION ON TRANSFER OF SECURITIES
THE OFFERING
EXCLUSIVE OFFERING DOCUMENTS
ADDITIONAL INFORMATION

APPENDIX A:       ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED JUNE 30, 2006
                  (INCLUDING REPORT ON FORM 10-KSB, EXCLUDING EXHIBITS)
APPENDIX B:       PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
APPENDIX C:       QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED
                  SEPTEMBER 30, 2006.
APPENDIX D:       QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED
                  DECEMBER 31, 2006.
APPENDIX E:       QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED
                  MARCH 31, 2007
APPENDIX F:       FORM OF SUBSCRIPTION AGREEMENT
APPENDIX G:       FORM OF WARRANT
APPENDIX H:       FORM OF REGISTRATION RIGHTS AGREEMENT

                           FORWARD-LOOKING STATEMENTS

This prospectus includes "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. The safe harbor provisions of the Securities Exchange Act of 1934 and the Securities Act of 1933 apply to forward-looking statements made by us. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negatives or variations of these terms, and other comparable terminology. In addition, any statements discussing strategy that involve risks and uncertainties are forward-looking. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. From time to time, the Company may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements are based on the expectations of management when made and are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, the following factors, among others, that could affect the outcome of the Company's forward-looking statements: general economic and market conditions; reduced demand for information technology equipment; competitive pricing and difficulty managing product costs; development of new technologies which make the Company's products obsolete; rapid industry changes; failure by the Company's suppliers to meet quality or delivery requirements; the inability to attract, hire and retain key personnel; failure of an acquired business to further the Company's strategies; the difficulty of integrating an acquired business; undetected problems in the Company's products; the failure of the Company's intellectual property to be adequately protected; unforeseen litigation; unfavorable result of current pending litigation; the ability to maintain sufficient liquidity in order to support operations; the ability to maintain satisfactory relationships with lenders and to remain in compliance with financial loan covenants and other requirements under current banking agreements; the ability to maintain satisfactory relationships with suppliers; federal and/or state regulatory and legislative actions; customer preferences and spending patterns; the ability to implement or adjust to new technologies and the ability to secure and maintain key contracts and relationships.

Forward-looking statements involve risks and uncertainties, including those risks and uncertainties identified in the section of this prospectus beginning on page 5 titled "Risk Factors" and those risks and uncertainties identified elsewhere in, or incorporated by reference into, this prospectus. Due to these risks and uncertainties, the actual results that we achieve may differ materially from these forward-looking statements. These forward-looking statements are based on current expectations. In preparing this prospectus, we have made a number of assumptions and projections about the future of our business. These assumptions and projections could be wrong for several reasons including, but not limited to, those factors identified in the "Risk Factors" section.

You are urged to carefully review and consider the various disclosures that we make in this prospectus, any subsequent prospectus supplements and in our other reports filed with the SEC. These disclosures attempt to advise interested parties of the risk factors that may affect our business.

                               MEMORANDUM SUMMARY

The following summary is qualified in its entirety by the more detailed information and consolidated financial statements (including the notes thereto) and forms of agreements contained herein and in the appendices to this Memorandum, to which reference is made for a complete statement of matters discussed below. Unless otherwise indicated, all financial and share information set forth in this Memorandum assumes no exercise of options and warrants outstanding as of the date hereof to purchase shares of the Company's common stock (the "Common Stock"). All references to fiscal years refer to the fiscal year of the Company ending June 30. Unless the context otherwise requires, all references in this Memorandum to the "Company" or "Alanco" refer to Alanco Technologies, Inc. and its subsidiaries.

                                   The Company

Alanco (NASDAQ: ALAN) is a provider of advanced information technology solutions with the Company's operations diversified into three reporting business segments including: (i) Wireless Asset Management Segment comprised of the Company's wholly owned subsidiary, StarTrak Systems, LLC, located in Morris Plains, NJ ("StarTrak"), which designs, produces, markets and distributes wireless tracking and subscription information technology for the refrigerated transportation industry (ii) RFID Technology Segment comprised of the Company's wholly owned subsidiary, Alanco/TSI PRISM, Inc. ("ATSI") which is involved in the design, production, marketing and distribution of RFID tracking technology for the corrections market, and (iii) Computer Data Storage Segment, comprised of Excel/Meridian Data, Inc. in Dallas, Texas, involved in the manufacturing, marketing and distribution of data storage products.

                                  The Offering

         Securities Offered: Up to two hundred thousand Units. Each Unit consists of five (5) shares of the Company's Class A Common Stock ("Common Stock") and two (2) warrants to purchase one share of the Company's Common Stock at $3.00 per share (the "Warrants"). The Units are offered at $________ per Unit (the "Purchase Price").

         Each Warrant shall entitle the holder thereof to purchase one share of Common Stock at a per share price of $3.00 (the "Exercise Price") until July 31, 2010. The Exercise Price shall be subject to adjustment under certain circumstances. The Warrants shall be redeemable at the option of the Company at a price of $0.01 per Warrant at any time that a registration statement with respect to the underlying Common Stock is in effect and the closing price of the Common Stock is $5.00 or greater per share for ten consecutive trading days prior to the Company's notice of redemption. See "Description of Securities" for more information.

         The Company agrees to file a Registration Statement on Form S-3 (or other suitable form) or a post-effective amendment to an effective registration statement (collectively, a "Registration Statement") at the Company's discretion, covering the resale of all shares of Registrable Securities then outstanding or issuable upon exercise of the Warrants. The Company shall file the Registration Statement with the Securities Exchange Commission ("SEC") within thirty (30) days following the date that the Company files its Form 10-KSB for its fiscal year ended June 30, 2007, and has agreed to use its best efforts to cause such Registration Statement to become effective and to maintain such registration until the earlier of (i) two years following the issuance of any of such securities by the Company, or (ii) such securities are no longer outstanding.

Until the effective date of the Registration Statement, the Units and the Common Stock and Warrants, (collectively, the "Securities"), will not be registered under the Securities Act or the securities laws of any state and are being offered and sold in reliance on exemptions from the registration requirements of such laws. There will be restrictions imposed by federal and state securities laws upon the resale or transfer of the Securities except by gift, bequest or operation of law. The Securities, which are "restricted securities" as defined in Rule 144 promulgated under the Securities Act, must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless, upon the advice of counsel satisfactory to the Company, they may be sold in a transaction that is exempt from the registration requirements of such laws.

Risk Factors: An investment in the Units is speculative and involves a high degree of risk. See "Risk Factors"for more information.

Use of Proceeds: The proceeds from the Offering will be used to pay down debt, to further develop the Company's proprietary technological advantage and to aggressively pursue market development of the Company's technology, to enhance the Company's working capital position and for other general corporate purposes.

Subscription Procedures: To subscribe for the Units offered hereby, prospective investors must complete and execute the Subscription Agreement, which accompanies this Memorandum, and return it to the Company along with funds representing the purchase price for the Units purchased. All subscriptions are subject to acceptance by the Company. See "Terms of the Offering" for more information.

Subscription Period: The subscription period of the Offering will terminate on July 31, 2007 unless sooner completed, subject to an extension by the Company for up to an additional sixty days (the "Termination Date").

Suitability Standards: The purchase of Units is suitable only for persons of substantial financial means who have no immediate need for liquidity in their investment. The Shares will be offered and sold only to persons who can represent that they are "accredited investors" within the meaning of Regulation D promulgated under the Securities Act, or are non-U.S. persons who qualify under Regulation S promulgated under the Securities Act. See "Suitability Standards."

Plan of Distribution: The Company, through its officers and directors will primarily offer the Units on behalf of the Company. The officers and directors of the Company will not be compensated for such activities. In the event any Broker is engaged to sell any of the Units, said Broker may be paid a commission by the Company of up to seven (7%) percent of the gross sales of Units by such broker.

                                 USE OF PROCEEDS

         Management of Alanco intends to apply the proceeds from the Offering to pay down debt, to further develop the Company's proprietary technological advantage and to aggressively pursue market development of the Company's technology, to enhance Company working capital, and for general corporate purposes.

         Management believes that the proceeds of this Offering will permit the Company to successfully pursue its business plan and strategy. Additional funds may be necessary to further expand the Company's activities. Such funds may be obtained from operating cash flow or future offerings of debt or equity securities or other types of financings. There is no assurance that any such additional financings will be available, or if available, will be on terms acceptable to the Company. See "Risk Factors."

                                 CAPITALIZATION

         The following table sets forth the approximate capitalization of the Company as of March 31, 2007 on (i) an actual basis and (ii) an "as adjusted" basis to give effect to the full Offering Amount hereunder and assuming that net proceeds from the Offering will be applied against current liabilities.

           DEBT                                 As of            As Adjusted
                                           March 31, 2007           for
                                                                  Offering
                                                                  Proceeds

   Current Liabilities                        $8,124,500        $6,728,500   (1)

   Long Term Liabilities                       5,208,900         4,558,900

Total Liabilities:                            13,333,400        11,287,400

Preferred Stock - Series B
      25,000,000 shares authorized,
      80,700 shares issued
      (classified as mezzanine)                  795,000           795,000

SHAREHOLDERS' EQUITY

Preferred Stock - Series A
      5,000,000 shares authorized,
      3,759,800 shares issued and
      outstanding                              4,930,100         4,930,100

Common Stock - Class A
      75,000,000 shares authorized;
      18,859,800 shares issued before
      the offering, net of 200,500
      treasury shares (19,859,800
      shares issued post offering
      with the Maximum units sold)            84,855,800        86,901,800   (2)

      Accumulated deficit                    (75,632,000)      (75,632,000)

Total Shareholders' Equity:                   14,153,900        16,199,900

TOTAL CAPITALIZATION                         $28,282,300       $28,282,300

(1) Assumes that the net proceeds of the Offering are applied to reduce current liabilities and Long Term Liabilities. See "Use of Proceeds."
(2) Maximum offering without exercise of any of the Warrants.

                                   THE COMPANY

GENERAL DEVELOPMENT OF BUSINESS

         Alanco (NASDAQ: ALAN) was incorporated in 1969 under the laws of the state of Arizona and is a provider of advanced information technology solutions with the Company's operations diversified into three reporting business segments including: (i) Wireless Asset Management Segment comprised of the Company's wholly owned subsidiary, StarTrak Systems, LLC, located in Morris Plains, NJ ("StarTrak"), which designs, produces, markets and distributes wireless tracking and subscription information technology for the refrigerated transportation industry (ii) RFID Technology Segment comprised of the Company's wholly owned subsidiary, Alanco/TSI PRISM, Inc. ("ATSI") which in involved in the design, production, marketing and distribution of RFID tracking technology for the corrections market, and (iii) Computer Data Storage Segment, comprised of Excel/Meridian Data, Inc. in Dallas, Texas, involved in the manufacturing, marketing and distribution of data storage products.

DESCRIPTION OF BUSINESS

RFID TECHNOLOGY SEGMENT

         The Company acquired, in May 2002, the operations of Technology Systems International, Inc., a Nevada Corporation ("TSIN"). The technology consisted of the proprietary TSI PRISM(TM) wireless RFID tracking capabilities utilized primarily in correctional facilities, security management and personnel monitoring. The acquisition was effected through a wholly owned subsidiary, Technology Systems International, Inc., an Arizona corporation, by the issuance of Alanco Class A Common Stock to purchase TSIN's assets and assumption of specific liabilities of TSIN. During the fiscal year 2005, the Company changed the name of Technology Systems International, Inc. to Alanco/TSI PRISM, Inc. ("ATSI").

         Marketing - ATSI markets its TSI PRISM(TM) RFID tracking system primarily in the United States, through the Company's direct sales representatives and a network of lobbyists. The primary focus of the marketing effort has been directed at the domestic state and federal correctional facilities and county jail markets. In addition, ATSI is providing transmitter technology for a project in the corrections market in Europe.

         Competitive Conditions - The TSI PRISM(TM) system is the only known wireless RFID continuous real-time tracking technology currently available to the correctional facilities market. There are other companies attempting to introduce area location and monitoring technologies in the correctional facilities market, offering an area or zone detection system. However, at this time these technologies are not capable of providing continuous real-time tracking.

         During fiscal year 2005, Alanco entered into a technology license agreement ("License") with a developer of RFID real-time location services technology utilizing 2.4 GHz wireless networking standards. The License grants to Alanco an exclusive five-year worldwide license for the corrections market, to acquire, modify or combine the 2.4 GHz technology with Alanco's 900 MHz TSI PRISM technology. The Company believes the 2.4 GHz technology has certain application advantages over the 900 MHz technology in international markets and in some segments of the U. S. corrections market.

         Dependence Upon Key Customers - The RFID Technology segment is in an early stage of commercial market development. Targeted customers operate the majority of the prison facilities in the United States and include the 50 state governments, numerous county governments and the federal government. The Company has sold systems to fewer than ten jurisdictions. The Company anticipates that as market penetration of its TSI PRISM(TM) technology accelerates, the Company will have numerous customers. However, due to the type of product sold by the RFID Technology segment, the size of each contract may continue to be significant.

WIRELESS ASSET MANAGEMENT

The Company's Wireless Asset Management business segment was created by the acquisition, effective June 30, 2006, of StarTrak Systems, LLC ("StarTrak"), a privately held company located in Morris Plains, New Jersey. StarTrak is a leading provider of wireless monitoring and GPS tracking services which are offered on a subscription basis to various industry segments. The company's primary focus is currently the refrigerated or "Reefer" segment of the transport industry. StarTrak provides the dominant share of all wireless tracking, monitoring and control services to this market segment.

         Marketing - StarTrak markets its wireless tracking and wireless subscription data services in the United States, through the Company's direct sales representatives. The primary focus of the marketing effort has been directed at the domestic refrigerated transport market and the reefer equipment OEMs. The company also has limited international sales (Australia, Europe) and expects that segment to grow as well.

         Competitive Conditions - StarTrak is the only known provider of wireless monitoring and GPS tracking services that offers a subscription basis to the refrigerated of "Reefer" segment of the transport industry. There are other companies marketing GPS tracking services to the general transport industry, however they do not have the capability of providing integration with the "Reefer" electronic system that allows the monitoring of various data on a real time basis.

         Dependence Upon Key Customers - The company has numerous end customers, many of which chose to purchase StarTrak products from two primary OEM refrigerator equipment suppliers. StarTrak is the only vendor currently providing the two OEMs with tracking and monitoring products for the refrigerated or Reefer segment of the transport industry.

COMPUTER DATA STORAGE SEGMENT

         The Company's Computer Data Storage segment consists of Excel/Meridian Data, Inc. ("Excel"), a Texas-based provider of data storage networking products and services.

         Excel is a manufacturer and marketer of data storage networking products and is recognized as a leading provider of optical storage devices, such as CD/DVD-ROM servers. Excel also markets a Network Attached Storage ("NAS") product line and other storage products incorporating state-of-the-art software technology.

         Marketing - Excel markets optical storage and NAS products, primarily in the United States, through national advertising, telemarketing and Company sales representatives.

         Competitive Conditions - There are numerous competitors in the computer data storage market, with no company dominating the market. Excel competes with many established companies in the general storage market and many of these companies may have substantially greater financial, marketing and technological resources, larger distribution capabilities, earlier access to customers and more opportunities to address customers' various information storage requirements than the Company. The Company also competes with many smaller, less established companies in specific storage product segments. Some of these companies may have earlier access to new technologies or products than the Company. The announcement or introduction of new products and/or implementation of effective marketing strategies by its competitors may have a materially adverse affect on the Company's business.

                                  RISK FACTORS

An investment in Alanco involves a high degree of risk. In addition to the other information included in this prospectus, you should carefully consider the following risk factors in determining whether or not to purchase the shares of Class A Common Stock offered under this prospectus. These matters should be considered in conjunction with the other information included or incorporated by reference in this prospectus. This prospectus contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this prospectus and include statements regarding the intent, belief or current expectations of our management, directors or officers primarily with respect to our future operating performance. Prospective purchasers of our securities are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of various factors. The accompanying information contained in this prospectus, including the information set out below, identifies important factors that could cause such differences. See "Safe Harbor Statements Under the Private Securities Litigation Reform Act of 1995."

We may not be able to reach the sales goals anticipated from the StarTrak Systems acquisition. We acquired the operations of StarTrak Systems, LLC ("StarTrak") effective June 30, 2006. StarTrak is a leading provider of wireless tracking and subscription data services to the transportation industry, with a focus upon the refrigerated or "Reefer" segment of the transport industry. StarTrak provides wireless (including GPS, cellular and radio) tracking, monitoring and control services to this market. We are anticipating significant revenue growth from sales of StarTrak products in the transportation market. We do not have experience in the transportation market, and there is no certainty that we will be able to capture the required market share for StarTrak to achieve its anticipated financial success. The StarTrak system is currently being marketed to the transportation market as a tool to increase efficiency and reduce costs of the refrigerated supply chain by wireless monitoring and control of critical Reefer data, including GPS location, cargo temperatures and Reefer fuel levels. Although StarTrak is the dominant provider for tracking, management and control services of the refrigeration transport market and is currently the only tracking system, to the best of our knowledge, which is able to provide direct interaction with the customer allowing for remote adjustments of variables controlled by the unit, there are other tracking/monitoring systems being marketed to the refrigerated transport industry. There is no certainty that the transportation industry will adopt this technology broadly enough for us to reach our marketing projections.

The loss of key StarTrak personnel would have a negative impact on our StarTrak business and technology development. Our StarTrak technology is reliant on key personnel who developed and understand the technology. We have short-term contracts with some key personnel, but have no assurance that such personnel will remain with the Company on a long-term basis. The loss of the services of those key technology personnel could have an adverse effect on the business, operating results and financial condition of our company.

We may continue to experience lower than anticipated sales in our TSI PRISM division. We acquired the business and assets of Technology Systems International, Inc. ("TSI") effective June 2002, creating the Company's RFID Technology segment. During fiscal 2005, we changed the name of Technology Systems International, Inc. to Alanco/TSI PRISM, Inc. ("ATSI"). We had anticipated significant revenue growth from sales of the TSI PRISM tracking system in the corrections market in prior years which was not realized. We continue to anticipate future significant revenue growth from sales of the TSI PRISM tracking system; however, there is no certainty that we will be able to capture the required market share for ATSI to achieve its anticipated financial success. The TSI PRISM system is currently being marketed to the corrections market as a prison and jail management tool and officer safety system. Although there are other inmate and officer monitoring systems being marketed to the corrections industry, the TSI PRISM system is currently the only system, to the best of our knowledge, that is able to continuously (every two seconds) monitor the location of both officers and prisoners, both inside and outside of buildings. There is no certainty that the corrections industry will adopt this technology broadly enough for us to reach our marketing projections.

The loss of key ATSI personnel would have a negative impact on our ATSI business and technology development. Our TSI PRISM technology is reliant on key personnel who developed and understand the technology. We have no employment contracts with any of our ATSI personnel. The loss of the services of those key technology personnel could have an adverse effect on the business, operating results and financial condition of our company, and our ability to continue to develop products economically and competitively.

We could incur financial losses as a result of the continuing litigation with respect to our acquisition of ATSI. We have been sued concerning our acquisition of ATSI. The lengthy continuance or ultimate loss of the litigation could have a negative effect on the business, operating results and financial condition of our company. See Legal Matters for a discussion of a legal suit filed in connection with our acquisition of the operations of TSI.

We are subject to the budget constraints of the governmental agencies purchasing TSI PRISM systems, which could result in a significant decrease in our anticipated revenues. We cannot assure you that the governmental agencies we anticipate purchasing our TSI PRISM systems will have the necessary revenue to purchase the systems even though they may want to do so. The funds available to governmental agencies are subject to various economic and political influences. Even though the TSI PRISM system may be recommended for purchase by corrections facility managers, the governmental agency responsible for the facility may not have sufficient budget resources to purchase the system. As of the date of this filing, the Company has no significant TSI PRISM sales backlog as defined by unfulfilled signed contracts.

Worsening general economic conditions may negatively affect our potential customers' ability and willingness to purchase the products sold by our Company. Both our RFID Technology and our Data Storage segment rely on a strong economy to support technology spending by our customers. Our Data Storage segment sells network attached storage systems to mid-sized network users. Previous deterioration in general economic conditions resulted in reduced spending by our customers for technology in general, including the products sold by us. We have the ability to reduce overhead to assist in offsetting our reduced sales volume; however, if the economic conditions were to deteriorate, we could experience a material adverse impact on our business, operating results, and financial conditions. See previous section discussing the budget constraints of our government customers. As some governmental funding is supplied by sales tax and income tax revenues, a reduction in economic activity reduces governmental revenues and the monies that can be budgeted for TSI PRISM systems.

Acts of domestic terrorism and war have impacted general economic conditions and may impact the industry and our ability to operate profitably. On September 11, 2001, acts of terrorism occurred in New York City and Washington, D.C. On October 7, 2001, the United States launched military actions on Afghanistan, and in 2003 launched military attacks on Iraq with ongoing operations in both areas. As a result of those terrorist acts and military actions, there has been a disruption in general economic activity and a diversion of governmental funding to those endeavors that would otherwise have been available for the purchase of products and systems such as those sold by the Company. There may be other consequences resulting from those acts of terrorism, and any others which may occur in the future, including civil disturbance, war, riot, epidemics, public demonstration, explosion, freight embargoes, governmental action, governmental delay, restraint or inaction, quarantine restrictions, unavailability of capital, equipment, personnel, which we may not be able to anticipate. These terrorist acts and acts of war may continue to impact the economy, and in turn, reduce the demand for our products and services, which would harm our ability to make a profit. Also, as federal dollars are redirected to military efforts, they may not be available for the purchase of new federal prison monitoring systems from our ATSI subsidiary.

The Company may not have sufficient capital to meet its liquidity needs if we are not able to carry out our fiscal year 2008 operating plan; Uncertainty of proceeds and additional financing. The Company incurred significant losses during fiscal year 2006 and has experienced significant losses in prior years. Although management cannot assure that future operations will be profitable or that additional debt and/or equity capital will be raised, we believe that, based on our fiscal 2007 and 2008 operating plans, cash flow will be adequate to meet our anticipated future requirements for working capital expenditures, scheduled lease payments and scheduled payments of interest on our indebtedness. We will need to materially reduce expenses, or raise additional funds through public or private debt or equity financing, or both, if the revenue and cash flow elements of our 2007 operating plan are not met. If we need to seek additional financing to meet working capital requirements, there can be no assurance that additional financing will be available on terms acceptable to us, or at all. If adequate funds are not available or are not available on acceptable terms, our business, operating results, financial condition and ability to continue operations will be materially adversely affected.

If we raise additional funds through the sale of stock, our existing shareholders will experience dilution and may be subject to newly issued senior securities. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then current shareholders of the Company will be reduced, and such equity securities may have rights, preferences or privileges senior to those of the holders of Class A Common Stock.

We have had recent losses and fluctuations in operating results which may or may not be reliable as an indication of future performance. We had a consolidated loss from operations of $4,591,900 for the fiscal year ending June 30, 2006, and a consolidated loss from operations of $4,311,700 for the fiscal year ending June 30, 2005. In addition, our quarterly operating results have fluctuated significantly in the past and could fluctuate significantly in the future. Our future financial performance will be significantly impacted by our acquisition of StarTrak and our marketing efforts concerning the StarTrak and TSI RFID technology. As a result, our past quarterly operating results should not be used to predict future performance.

Our StarTrak and ATSI intellectual property protection may not be sufficient to maintain the value of such property rights. Our primary business strategy is to develop the StarTrak and ATSI business opportunities. The long-term success of this strategy depends in part upon the StarTrak and ATSI intellectual property acquired. Although we are not currently aware of any conflicting technology rights, third parties may hold United States or foreign patents which may be asserted in the future against the StarTrak and ATSI technology, and there is no assurance that any license that might be required under such patents could be obtained on commercially reasonable terms, or otherwise. Our competitors may also independently develop technologies that are substantially equivalent or superior to our technology. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the United States.

Our efforts to prohibit others from infringing upon our StarTrak and ATSI intellectual property may not be adequate. Despite our efforts to safeguard and maintain our proprietary rights both in the United States and abroad, there can be no assurance that we will be successful in doing so or that the steps taken by us in this regard will be adequate to deter infringement, misuse, misappropriation or independent third-party development of our technology or intellectual property rights or to prevent an unauthorized third party from copying or otherwise obtaining and using our products or technology. Litigation may also become necessary to defend or enforce our proprietary rights. Any of such events could have a negative impact on our competitive position in the markets we serve.

The loss of key corporate or subsidiary executives would have a negative effect on our Company. Our performance is substantially dependent on the services and performance of our executive officers and key employees. The loss of the services of any of our executive officers or key employees could have a material adverse effect on our business, operating results and financial condition due to their extensive industry specific knowledge and comprehensive operating plans for the Company. Our future success will depend on our ability to attract, integrate, motivate and retain qualified technical, sales, operations and managerial personnel. With the exception of the two most senior StarTrak executives, none of our executive officers are bound by an employment agreement, and none are covered by key-man insurance.

Additional competitors to StarTrak may arise that could affect the future projected StarTrak business. Although StarTrak currently is the dominant provider of tracking, management and control services of refrigeration transport Reefer units, it can be expected that if, and to the extent that, the demand for the StarTrak technology increases, the number of competitors will likely increase. Increasing competition could adversely affect the amount of new business we are able to attract, the rates we are able to charge for our services and/or products, or both.

Additional competitors to the TSI PRISM business may arise that could affect the future projected TSI PRISM business. Although early in the market development cycle, the TSI PRISM business/technology has no current, identified direct competitors capable of the same performance levels as the TSI PRISM system. There are other companies attempting to introduce area location and monitoring technologies in the correctional facilities market who offer area or zone detection systems that are not capable of providing continuous real-time tracking at this time. However, it can be expected that if, and to the extent that, the demand for the ATSI technology increases, the number of competitors will likely increase, as will their capabilities. Increasing competition could adversely affect the amount of new business we are able to attract, the rates we are able to charge for our services and/or products, or both.

We may lack the capital for our Excel/Meridian Data subsidiary to compete effectively in the data storage market. Because we are significantly smaller than many of our competitors in the data storage business, we may lack the capital required to increase our market share. We operate in a very competitive environment, competing against numerous other companies, many of whom have greater financial resources and market position than we do.

Possible exercise and issuance of options and warrants issued by the Company may dilute interest of shareholders. As of the date of this prospectus, options to purchase 5,543,800 shares of our Class A Common Stock were outstanding, and the weighted average exercise price of such options was $1.97. Additionally, warrants to purchase 3,098,324 shares of our Class A Common Stock were outstanding, and the weighted average exercise price of such warrants was $2.19. To the extent that any stock options currently outstanding or granted in the future are exercised, dilution to the interests of our shareholders may occur.

We may not be able to maintain our NASDAQ Listing if we are unable to keep our stock price above the minimum $1.00 bid price per share. Our Class A Common Stock currently trades on the NASDAQ Capital Market under the symbol "ALAN." However, there can be no assurance that an active trading market in our Class A Common Stock will be available at any particular future time.

In August, 2005, we received notification from NASDAQ indicating that due to the failure of the Company to maintain the minimum $1.00 bid price per share requirement, the Company's securities were subject to delisting from NASDAQ. In accordance with Marketplace Rule 4310(c) (8) (D), the Company had 180 days, or until January 31, 2006, to comply with the Rule. The minimum bid price requirement was not met by the date specified, and again in accordance with Marketplace Rule 4310(c), NASDAQ officials determined the Company met the NASDAQ Capital Market initial listing criteria except for the bid price requirement and notified the Company that it had been granted an additional 180 calendar days (until July 31, 2006) to meet the $1.00 minimum bid price requirement. In August, 2006, we received notification from NASDAQ indicating that we had not regained compliance with the minimum $1.00 bid price per share requirement and that the Company's securities would be delisted. We elected to appeal the NASDAQ Staff delisting determination and an oral hearing before the NASDAQ Listing Qualifications Panel ("Panel") was held on September 14, 2006, with representatives from the Company present. Effective October 16, 2006, the Company's Board of Directors elected to effect a 2:5 reverse stock split pursuant to approval of a proposal authorizing a reverse split obtained from the shareholders at the Company's Annual Meeting of Shareholders held on January 20, 2006. The Company's stock has traded above the $1.00 minimum bid price since the reverse stock split was effected. On November 2, 2006, the Company received a letter from NASDAQ indicating that the Company had remedied its minimum bid price deficiency and had regained compliance with the continued listing requirements of The NASDAQ Capital Market. There can be no assurance that the Company's stock will continue to trade above the minimum NASDAQ $1.00 per share bid requirement, and the Company may again in the future be notified that delisting may occur.

The Company does not anticipate payment of dividends. We do not anticipate that we will pay cash dividends on our Class A Common Stock in the foreseeable future. The payment of dividends by us will depend on our earnings, financial condition, and such other factors, as our Board of Directors may consider relevant. We currently plan to retain earnings to provide for the development of our business.

Our articles of incorporation and Arizona law may have the effect of making it more expensive or more difficult for a third party to acquire, or to acquire control of, us. Our articles of incorporation make it possible for our Board of Directors to issue preferred stock with voting or other rights that could impede the success of any attempt to change control of us. Arizona law prohibits a publicly held Arizona corporation from engaging in certain business combinations with certain persons, who acquire our securities with the intent of engaging in a business combination, unless the proposed transaction is approved in a prescribed manner. This provision has the effect of discouraging transactions not approved by our Board of Directors as required by the statute which may discourage third parties from attempting to acquire us or to acquire control of us even if the attempt would result in a premium over market price for the shares of common stock held by our stockholders.

Certain provisions in our Alanco shareholder rights plan may discourage a takeover attempt. We have implemented a shareholder rights plan which could make an unsolicited takeover of our company more difficult. As a result, shareholders holding a controlling block of shares may be deprived of the opportunity to sell their shares to potential acquirers at a premium over prevailing market prices. This potential inability to obtain a premium could reduce the market price of our common stock.

The market price of Alanco Class A Common Stock may fluctuate significantly in response to a number of factors, some of which are beyond our control. These factors include:

   o  progress of our products through development and marketing;

   o announcements of technological innovations or new products by us or our competitors;

   o government regulatory action affecting our products or competitors' products in both the United States and foreign countries;

   o  developments or disputes concerning patent or proprietary rights;

   o  actual or anticipated fluctuations in our operating results;

   o  the loss of key management or technical personnel;

   o  the loss of major customers or suppliers;

   o  the outcome of any future litigation;

   o  changes in our financial estimates by securities analysts;

   o  general market  conditions  for emerging  growth and technology companies;

   o  broad market fluctuations;

   o  recovery from natural disasters; and

   o  economic conditions in the United States or abroad.

Future sales of Alanco Class A Common Stock in the public market could adversely affect our stock price and our ability to raise funds in new equity offerings. We cannot predict the effect, if any, that future sales of shares of our common stock or the availability for future sale of shares of our common stock or securities convertible into or exercisable for our common stock will have on the market price of our common stock prevailing from time to time. For example, the availability of the shares covered by this Prospectus, or of common stock by our existing stockholders under Rule 144, or the perception that such sales could occur, could adversely affect prevailing market prices for our common stock and could materially impair our future ability to raise capital through an offering of equity securities.

The Units are comprised of Restricted Stock and Warrants and there is a Lack of Liquidity in the Investment. There is no public market for the Units, and none is expected to develop in the future. Although the Company has agreed to register the Common Stock issued as part of the Units as well as the Common Stock issuable upon the exercise of the Warrants under the Securities Act as further described herein, the sale of the Units is not being registered under the Securities Act, or qualified or registered under applicable state or other securities laws. The Common Stock, the Warrants and the underlying shares of Common Stock may not be resold or otherwise transferred, unless the transfer is registered under the Securities Act and qualified under applicable state or other securities laws or exemptions from registration and qualifications are available and used. Accordingly, an investor may be unable to liquidate an investment in the Units and should be prepared to bear the economic risk of an investment in the Units for an indefinite period. In addition, an investor should be able to withstand a total loss of his, her, or its investment. The certificates evidencing the Common Stock, the Warrants and the underlying shares of Common Stock will bear a legend referring to these restrictions on transfer. While the Company has agreed to register the shares of Common Stock, there can be no assurance that the registration statement will become effective at the scheduled time, or at all. In addition, there may be periods during which sales under the registration statement may be restricted due to the need to update the registration statement or the Company's ineligibility to use a particular form of registration statement.

                            DESCRIPTION OF SECURITIES

         The Company's authorized capital consists of 75,000,000 shares of Class A common stock, 25,000,000 shares of Class B common stock, and 25,000,000 shares of preferred stock. The preferred stock shall be issued in such series with such designation, preferences, voting rights, privileges, and such other restrictions and qualifications as the Board of Directors of the Company may establish in accordance with Arizona law. As of June 30, 2007 there were 20,222,587 shares of Class A common stock outstanding, no shares of Class B common stock outstanding, 3,759,843 shares of Series A Convertible Preferred Stock outstanding, and 82,772 shares of Series B Convertible Preferred Stock outstanding. There were no other shares of preferred stock outstanding. As of June 30, 2007, options to purchase 5,543,800 shares of class A Common Stock were outstanding, and the weighted average exercise price of such options was $1.97. In addition, as of June 30, 2007 the Company had 3,098,324 warrants to purchase Class A Common Stock outstanding, and the weighted average exercise price of such warrants was $2.19. Our Class A common stock is traded on the NASDAQ Capital Market under the symbol "ALAN". No other securities of the Company are currently traded on any market.

Each Unit we are offering consists of five (5) shares of Class A Common Stock and two (2) Class A Common Stock purchase warrants. After this Offering, 2,750,000 additional shares of Common Stock and additional warrants to acquire 1,100,000 shares of Class A Common Stock at $3.00 per share will be outstanding if the maximum number of Units is sold. All of the currently outstanding shares of Common Stock are, and all shares of Common Stock to be sold in this Offering will be, validly issued, fully paid, and non-assessable.

Common Stock

Upon our liquidation, dissolution or winding up, after payment of creditors and holders of any of our senior securities, including preferred stock, our assets will be divided pro rata on a per share basis among the holders of the shares of common stock. Our common stock has no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions. All outstanding shares of common stock are fully paid and non-assessable.

Subject to the dividend rights of the holders of preferred stock, if applicable, holders of shares of common stock are entitled to share, on a ratable basis, such dividends as may be declared by the board of directors out of funds legally available.

Holders of shares of Class A Common Stock are entitled to one vote per share on all matters to be voted on by our shareholders. Holders of shares of Class B Common Stock are entitled to one-one hundredth of one vote per for each share of Class B Common Stock on all matters to be voted on by our shareholders. Our Class A Common Stock and our Class B Common Stock have cumulative voting rights. Our bylaws require that only a majority of the issued and outstanding voting shares of common stock need be represented to constitute a quorum and to transact business at a shareholders' meeting.

Preferred Stock

         The Board of Directors is authorized to issue Preferred Stock in one or more series and denominations and to fix the rights, preferences, privileges, and restrictions, including dividend, conversion, voting, redemption, liquidation rights or preferences, and the number of shares constituting any series or the designation of such series, without any further vote or action by the shareholders. The issuance of Preferred Stock may have the effect of delaying, deferring, or preventing a change of control of the Company without further action by the shareholders. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock.

         The Company's board of directors has previously authorized the issuance of a series of preferred stock referred to as Series B Convertible Preferred Stock. Without the affirmative vote of a majority of the holders of the Series B Preferred Stock, the Company may not amend, alter or repeal any of the provisions of its articles of incorporation or articles of designation for such preferred shares. The company also needs the affirmative vote of a majority of the holders of preferred shares if it wants to authorize any reclassification of the preferred stock that would adversely affect the preferences, special rights or privileges or voting power of the preferred shares. The company may not create or issue any class of stock ranking prior or equal to the Series B convertible Preferred Stock as to dividends or distribution of assets, or create or issue any shares of any series of the authorized preferred stock ranking prior or equal to the Series B Convertible Preferred Stock's rights to dividends or distribution on liquidation.

         The Company's board of directors has also previously authorized the issuance of a series of preferred stock referred to as Series A Convertible Preferred Stock. Without the affirmative vote of a majority of the holders of the Series A Preferred Stock, the Company may not amend, alter or repeal any of the provisions of its articles of incorporation or articles of designation for such preferred shares. The company also needs the affirmative vote of a majority of the holders of preferred shares if it wants to authorize any reclassification of the preferred stock that would adversely affect the preferences, special rights or privileges or voting power of the preferred shares. The company may not create or issue any class of stock ranking prior or equal to the Series A convertible Preferred Stock (other than the Series B Convertible Preferred Stock) as to dividends or distribution of assets, or create or issue any shares of any series of the authorized preferred stock ranking prior or equal to the Series A Convertible Preferred Stock's rights to dividends or distribution on liquidation.

Warrants

         Each Unit includes two (2) Warrants to purchase one share of the Company's Class A Common Stock. The description of the Warrants that follows is qualified in all respects by the form of the Warrant that is attached hereto as Appendix G.

         Exercise

         Each Warrant will be exercisable to purchase one share of Common Stock at a per share price of $3.00 until July 31, 2010 (the "Warrant Expiration Date"). The exercise price is subject to adjustment in the event of stock splits, dividends or combinations. The Warrants will be exercisable according to the terms set forth in the Warrant Agreement until 5:00 p.m. Phoenix, Arizona time, on the Warrant Expiration Date. No fractional shares will be issued upon the exercise of the Warrants.

         A Warrant may be exercised upon surrender of the Warrant certificate on or prior to its expiration date, subject to certain restrictions, at the offices of the Company, with the "Purchase Form" attached to the applicable Warrant complete and executed as indicated, accompanied by payment of the full exercise price (by certified or bank check payable to the order of the Company) for the number of shares with respect to which the Warrant is being exercised.

         The Company has authorized and reserved for issuance the shares of Common Stock issuable upon exercise of the Warrants. When delivered, all shares of Common Stock issued upon exercise of the Warrants will be duly and validly authorized and issued, fully paid and non-assessable, and no preemptive rights or rights of first refusal will exist with respect thereto.

         Redemption

         The Company may redeem any Warrant at a price of $0.01 per Warrant at any time prior to the exercise of such Warrant, after the closing price of the Common Stock has exceeded $5.00 for 10 consecutive trading days prior to the issuance of the notice of redemption.

         Registration Rights

         The Company agrees to file a Registration Statement on Form S-3 (or other suitable form) or a post-effective amendment to an effective registration statement (collectively, a "Registration Statement") at the Company's discretion, covering the resale of all shares of Registrable Securities then outstanding or issuable upon exercise of the Warrants. The Company shall file the Registration Statement with the Securities Exchange Commission ("SEC") within thirty (30) days following the date that the Company files its Form 10-KSB for its fiscal year ended June 30, 2007, and has agreed to use its best efforts to cause such Registration Statement to become effective and to maintain such registration until the earlier of (i) two years following the issuance of any of such securities by the Company, or (ii) such securities are no longer outstanding.

                      RESTRICTION ON TRANSFER OF SECURITIES

         The Company has agreed to file a Registration Statement on Form S-3 (or other suitable form) or a post-effective amendment to an effective registration statement (collectively, a "Registration Statement") at the Company's discretion, covering the resale of all shares of Registrable Securities then outstanding or issuable upon exercise of the Warrants. The Company has agreed to file the Registration Statement with the Securities Exchange Commission ("SEC") within thirty (30) days following the date that the Company files its Form 10-KSB for its fiscal year ended June 30, 2007, and has agreed to use its best efforts to cause such Registration Statement to become effective and to maintain such registration until the earlier of (i) two years following the issuance of any of such securities by the Company, or (ii) such securities are no longer outstanding. However, the Units offered hereby will not be registered under the Securities Act or the securities laws of any state and are being offered and sold in reliance on exemptions from the registration requirements of such laws for transactions not involving a public offering pursuant to Sections 4(2) and 4(6) of the Securities Act and Rule 506 thereunder. There will be restrictions imposed by the applicable federal and state securities laws upon the resale or transfer of the Units except by gift, bequest, or operation of law. The Units will be "Restricted Securities," as defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless, upon receipt by the Company of an opinion of counsel satisfactory in form and substance to the Company, they are sold in a transaction which is exempt from the registration requirements of such laws.


THE OFFERING

General

         The Company is offering (the "Offering") a maximum of two hundred thousand (200,000) Units (the "Maximum Offering Amount") at a purchase price of $_______ per Unit. Each Unit consists of five (5) shares of Common Stock and two (2) Warrants to purchase one share of Common Stock at a price of $3.00 per share until July 31, 2010.

         The Company, through its officers and directors will primarily offer the Units on behalf of the Company. The officers and directors of the Company will not be compensated for such activities. In the event any Broker is engaged to sell any of the Units, said Broker may be paid a commission by the Company not to exceed seven (7%) percent of the gross sales of Units by such broker.

Method of Subscription

         The subscription period of the Offering will terminate on July 31, 2007 unless sooner completed, subject to an extension for up to an additional 60 days (the "Termination Date").

         Each prospective investor desiring to purchase Units must execute and deliver a Subscription Agreement (a copy of which is attached to this Memorandum as Appendix F) to the Company. The minimum number of Units to be subscribed for by any prospective shareholder, unless waived by the Company shall be 50,000 Units. Each Subscription Agreement must be submitted to the Company together with payment in the amount of not less than $9.50 per Unit to which the Subscription Agreement relates. Upon receipt of a signed Subscription Agreement, the Company will make a determination as to whether such a sale will be made to the prospective purchaser. The Company will advise each prospective investor of the acceptance or rejection of his proposed investment as promptly as practicable after receipt of the executed Subscription Agreement.

         The Company expressly reserves the right, without giving reasons therefore, at any time and in any respect, to amend or terminate these offering procedures, to terminate discussions with any or all prospective investors, and to reject any offer to purchase Units, in whole or in part, for any reason, or to sell less than the amount of Units offered hereby and for which any prospective purchaser has subscribed. The Company reserves the right to negotiate with one or more prospective investors at any time and to enter into a definitive agreement with one or more investors without giving prior notice to other prospective investors. An indication of interest made by a prospective investor does not constitute an obligation or commitment of any kind.

Qualifications of Purchasers

         An investment in the Units involves a high degree of risk and is suitable only for persons of substantial financial means that have no need for liquidity in their investment. Accordingly, the Offering is being made only to a limited number of investors that meet these and other requirements and that purchase the Units without a view to public distribution or resale. To assure the Company of a prospective purchaser's suitability to purchase the Units, each prospective purchaser will be required to make certain representations in the Subscription Agreement.

         The Offering is being made only to a limited number of investors who are "accredited investors" under Regulation D of the Securities Act. In order to assure the Company of each purchaser's suitability to purchase the Units, each prospective purchaser will be required to make certain representations.

         Some of the "accredited investors" categories are set forth below:

         (1) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

         (2) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         (3) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation D of the Securities Act.

         (4) A corporation, business trust, partnership or 501(c)(3) entity, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (5) An entity in which each of the equity owners are "accredited investors" under Regulation D of the Securities Act.

                          EXCLUSIVE OFFERING DOCUMENTS

         This Memorandum and the Appendices hereto, including the Subscription Agreement, are the only documents being used to offer and sell the Units offered hereby. Except as otherwise expressly provided in this Memorandum and the Appendices hereto, prospective investors must not rely upon any other information, whether oral or written, in connection with the decision to subscribe for the Units offered hereby.

                             ADDITIONAL INFORMATION

         The executive officers of the Company will answer any questions raised by qualified offerees or their representatives concerning the terms of this Offering and will provide such persons any additional information which the Company has or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in this Memorandum.

         Questions or requests for additional information may be directed to the officers and directors at the Company's principal office at 15575 North 83rd Way, Suite 3, Scottsdale, AZ 85260, telephone (480) 607-1010.

         The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended and in accordance therewith has filed and will file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). All items filed by the Company may be inspected at the public reference facilities maintained by the SEC in Washington D.C. Copies of such materials can be obtained by written request from the Public Reference Section of the SEC at 450 Fifth Street N.W., Washington DC 20549 or on the SEC's web site at www.sec.gov.

APPENDIX A:  ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED JUNE 30, 2006
             (INCLUDING REPORT ON FORM 10-KSB, EXCLUDING EXHIBITS)
APPENDIX B: PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS APPENDIX C: QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER
             30, 2006.
APPENDIX D:  QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED DECEMBER
             31, 2006.
APPENDIX E:  QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED MARCH
             31, 2007
APPENDIX F:  FORM OF SUBSCRIPTION AGREEMENT
APPENDIX G:  FORM OF WARRANT
APPENDIX H:  FORM OF REGISTRATION RIGHTS AGREEMENT